UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02619

MoneyMart Assets, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 7/31/2009

Date of reporting period: 7/31/2009

Item 1 – Reports to Stockholders –

ANNUAL REPORT

JULY 31, 2009

MONEYMART ASSETS, INC.

FUND TYPE

Money market

OBJECTIVE

Maximum current income consistent with stability of capital and the maintenance of liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2009

Dear Shareholder:

On the following pages, you’ll find your annual report for MoneyMart Assets, including a listing of the Fund’s holdings at period-end. Money market investments such as the Fund are at the low-risk, low-reward end of the risk/reward spectrum, and the primary measure of their performance is the 7-day current yield, which is included in the attached report.

The Fund may be an important part of your overall financial plan. We recommend you review your financial plan regularly with your financial professional. He or she can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your tolerance for risk, time horizon, and financial goals. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for choosing MoneyMart Assets.

Sincerely,

Judy A. Rice, President

MoneyMart Assets, Inc.

MoneyMart Assets, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of MoneyMart Assets, Inc. is to seek maximum current income consistent with stability of capital and the maintenance of liquidity. There can be no assurance that the Fund will achieve its investment objective.

The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government, its agencies and instrumentalities, and major corporations and commercial banks in the United States and foreign countries. Maturities can range from one day to 13 months. The Fund generally only purchases securities rated in one of the two highest short-term rating categories or one of the three highest long-term rating categories by at least two major rating agencies, or, if not rated, deemed to be of equivalent quality by the investment subadviser.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852. Gross operating expenses: Class A, 0.56%; Class B, 0.43%; Class C, 0.43%; Class L, 0.93%; Class M, 1.43%; Class X, 1.43%; and Class Z, 0.43%. Net operating expenses: Class A, 0.55%; Class B, 0.43%; Class C, 0.43%; Class L, 0.68%; Class M, 0.72%; Class X, 0.71%; Class Z, 0.43%, after a voluntary waiver of distribution and service (12b-1) fees of Class A, Class L, Class M, and Class X shares and management fees of the Fund.

Fund Facts as of 7/31/09
	7-Day Current Yield	Net Asset Value (NAV)	Weighted Avg. Maturity (WAM)	Net Assets (Millions)
Class A	0.10%	$1.00	49 Days	$759.7
Class B*	0.22	$1.00	49 Days	$72.9
Class C*	0.22	$1.00	49 Days	$24.7
Class L	0.10	$1.00	49 Days	$6.3
Class M	0.10	$1.00	49 Days	$8.4
Class X	0.10	$1.00	49 Days	$5.3
Class Z*	0.22	$1.00	49 Days	$181.9
iMoneyNet, Inc. Prime Retail Avg.**	0.07	N/A	60 Days	N/A

*	Class B, Class C, and Class Z shares are not subject to distribution and service (12b-1) fees.

**	iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Prime Retail Average category as of July 28, 2009, the closest reported date prior to the end of our reporting period.

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An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Money Market Fund Yield Comparison

Weighted Average Maturity Comparison

MoneyMart Assets, Inc.	3

Your Fund’s Performance (continued)

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852. Gross operating expenses: Class A, 0.56%; Class B, 0.43%; Class C, 0.43%; Class L, 0.93%; Class M, 1.43%; Class X, 1.43%; and Class Z, 0.43%. Net operating expenses: Class A, 0.55%; Class B, 0.43%; Class C, 0.43%; Class L, 0.68%; Class M, 0.72%; Class X, 0.71%; Class Z, 0.43%, after a voluntary waiver of distribution and service (12b-1) fees of Class A, Class L, Class M, and Class X shares and management fees of the Fund.

The graphs portray weekly 7-day current yields and weekly WAMs for MoneyMart Assets, Inc. (Class A shares—yields only) and the iMoneyNet, Inc. Prime Retail Average every Tuesday from July 29, 2008 to July 28, 2009, the closest dates to the beginning and end of the Fund’s reporting period. Note: iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. As a result, the data portrayed for the Fund at the end of the reporting period in the graphs may not match the data portrayed in the Fund Facts table as of July 31, 2009.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

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Strategy and Performance Overview

How did the Fund perform?

The Fund provided competitive yields compared to the average comparable portfolio for its 12-month reporting period that ended July 31, 2009. The net asset values of the Fund’s seven share classes remained at $1.00 per share throughout its reporting period.

How is the Fund managed?

Prudential Fixed Income Management employs a team-based approach to manage the Fund. Research plays a key role in this process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in the major bond markets, and the slope of the yield curve, which shows the level of yields on short- and longer-term bonds of the same credit quality. This outlook helps set broad investment strategies for the Fund. In selecting investments for the Fund, portfolio managers work closely with a team of credit research analysts to carefully choose money market securities that meet Prudential Fixed Income Management’s rigorous credit criteria.

What were conditions like in the credit markets?

During the reporting period that began August 1, 2008, conditions in the credit markets deteriorated sharply and then began to improve in 2009 after the Federal Reserve (the Fed) and the U.S. Department of the Treasury took unprecedented steps to shore up the nation’s financial system. Support was needed as a bursting housing bubble, among other factors, called into question the value of the country’s housing stock. As a result, vast amounts of residential mortgage-backed securities held by financial institutions around the world suffered severe declines in value. This put both the financial infrastructure and broader economy at risk in the United States.

One of the most challenging situations occurred in September 2008 when Lehman Brothers Holdings Inc., a major Wall Street investment bank involved in the mortgage-backed securities market, filed for bankruptcy protection. Policymakers launched various initiatives to stabilize credit markets, which nearly came to a standstill. For example, in early October 2008, the Fed set up a program that purchased high-quality commercial paper, which are short-term debt securities issued by large corporations to finance their day-to-day operations.

The Fed had repeatedly eased monetary policy earlier in 2008 to try to stimulate economic growth through lower borrowing costs. During the reporting period, it cut its target for the overnight bank lending rate from 2.00% to 1.00% in October 2008, and from 1.00% to between zero and 0.25% in December 2008. In light of the Fed’s decision to leave its target rate at the record low level, money-market yields continued to decline during the remainder of the reporting period.

MoneyMart Assets, Inc.	5

Strategy and Performance Overview (continued)

By a variety of measures, stresses in the credit markets began to subside in 2009. Investors began to shift away from ultra-safe U.S. Treasury securities and grew more comfortable holding riskier types of debt securities. One of several developments that helped boost investor confidence occurred in March 2009, when the U.S. Treasury Department finally announced details of its plan to unclog the flow of credit by encouraging private investors to purchase distressed assets held on bank balance sheets. The economy also began to put forth “green shoots” that suggested it might be nearing the end of its worst recession since the Great Depression of the 1930s. Indeed government data released in late July 2009 showed the U.S. economy shrank less than expected on an annualized basis in the April–June quarter.

How did the Fund invest during the reporting period?

The Fund invested primarily in money market securities that matured in three months or less, as Prudential Fixed Income Management continued to employ a very conservative investment strategy. When the Fund invested in debt securities with maturities longer than three months, it often purchased bonds guaranteed by the Federal Deposit Insurance Corporation that were issued under the Temporary Liquidity Guarantee Program (TLGP). The TLGP, launched in late 2008, was established to help financial firms gain access to then tight credit markets.

Did the Fund take part in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds?

Yes. The Program provided a guarantee to the Fund’s shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor held after the close of business on September 19, 2008 was not guaranteed.

If a customer closed his/her account with the Fund or broker/dealer, any future investment in the Fund was not guaranteed. The Program did not guarantee money market fund shares purchased in new accounts after that date. If the number of shares held in an account fluctuated over the period, investors were covered for the lesser of the current amount of shares held or the number of shares held as of the close of business on September 19, 2008. The Program expired on September 18, 2009.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2009, at the beginning of the period, and held through the six-month period ended July 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

MoneyMart Assets, Inc.	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MoneyMart Assets, Inc.		Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,001.60	0.55%	$2.73
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class B	Actual	$1,000.00	$1,002.20	0.43%	$2.13
	Hypothetical	$1,000.00	$1,022.66	0.43%	$2.16

Class C	Actual	$1,000.00	$1,002.20	0.43%	$2.13
	Hypothetical	$1,000.00	$1,022.66	0.43%	$2.16

Class L	Actual	$1,000.00	$1,001.20	0.63%	$3.13
	Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16

Class M	Actual	$1,000.00	$1,001.20	0.62%	$3.08
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11

Class X	Actual	$1,000.00	$1,001.20	0.62%	$3.08
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11

Class Z	Actual	$1,000.00	$1,002.20	0.43%	$2.13
	Hypothetical	$1,000.00	$1,022.66	0.43%	$2.16

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2009, and divided by the 365 days in the Fund's fiscal year ended July 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2009

Principal Amount (000)	Description	Value (Note 1)

Certificates of Deposit 24.1%
$40,000	Banco Bilbao Vizcaya Argentaria SA 0.310%, 11/4/09	$40,000,511
10,000	Bank of America NA 0.290%, 8/7/09	10,000,000
	Barclays Bank PLC
21,000	2.000%, 10/7/09	21,000,000
10,000	2.000%, 10/9/09	10,000,000
40,000	BNP Paribas ASA/New York 0.320%, 10/15/09	40,000,000
35,000	Royal Bank of Scotland Group PLC (The) 0.560%, 10/6/09	35,000,000
5,000	State Street Bank and Trust Co. 0.310%, 10/19/09	5,000,000
44,000	Toronto-Dominion Bank (The) 1.970%, 9/24/09	44,000,000
50,000	UBS AG 0.930%, 8/27/09	50,000,000

		255,000,511

Commercial Paper 51.7%
20,000	Australia & New Zealand Banking Group Ltd., 144A 1.037%, 10/2/09(b)	20,000,000
34,000	Bank of Ireland 1.137%, 9/4/09(b)	34,000,000
24,500	Caisse Nationale Des Caisses d’ Epargne, 144A 0.400%, 9/21/09(a)	24,486,117
	CBA Finance (Delware)
38,000	0.280%, 9/16/09(a)	37,986,404
3,550	0.270%, 9/21/09(a)	3,548,642
38,980	DnB Norbank ASA, 144A 0.270%, 8/17/09(a)	38,975,323
15,000	E.ON AG, 144A 0.310%, 8/17/09(a)	14,997,933
10,000	JPMorgan Chase Funding, Inc., 144A 0.270%, 10/14/09(a)	9,994,450
	Lloyds TSB Bank PLC
10,000	0.350%, 9/4/09(a)	9,996,694
30,000	0.350%, 10/14/09(a)	29,973,483
10,000	Nokia Corp., 144A 0.250%, 8/26/09(a)	9,998,264

See Notes to Financial Statements.

MoneyMart Assets, Inc.	9

Portfolio of Investments

as of July 31, 2009 continued

Principal Amount (000)	Description	Value (Note 1)

Commercial Paper (cont’d.)
$10,000	Old Line Funding LLC, 144A 0.260%, 8/14/09(a)	$9,999,061
5,000	Reckitt Benckiser TSY, 144A 0.550%, 8/24/09(a)	4,998,243
7,000	Royal Bank of Scotland Group PLC (The), 144A 0.450%, 9/1/09(a)	6,997,288
30,000	SanPaolo IMI U.S. Financial Corp. 0.300%, 10/29/09(a)	29,977,750
	Societe Generale North America, Inc.
10,000	0.270%, 9/1/09(a)	9,997,675
30,000	0.270%, 9/22/09(a)	29,988,300
40,000	Standard Chartered Bank, 144A 0.250%, 8/7/09(a)	39,998,334
	State Street Corp.
9,000	0.250%, 8/6/09(a)	8,999,688
25,000	0.250%, 8/7/09(a)	24,998,958
	Straight-A Funding LLC, 144A
11,716	0.390%, 8/17/09(a)	11,713,969
8,000	0.330%, 8/18/09(a)	7,998,753
13,000	0.360%, 8/27/09(a)	12,996,620
	Swedbank AB, Gtd. by Kingdom of Sweden, 144A
29,000	0.890%, 2/10/10(a)	28,861,630
11,000	0.850%, 2/11/10(a)	10,949,614
5,000	0.820%, 2/17/10(a)	4,977,222
	U.S. Bancorp
30,000	0.320%, 8/24/09(a)	29,993,867
10,000	0.320%, 9/8/09(a)	9,996,622
30,000	Westpac Banking Corp., 144A 0.270%, 9/14/09(a)	29,990,100

		547,391,004

Other Corporate Obligations 16.0%
10,000	Bank of America Corp. 0.721%, 9/25/09(b)	9,981,089
20,000	0.546%, 7/29/10(b)(d)	20,000,000
20,000	Bank of America Corp., NA, Notes 1.207%, 8/6/09(b)	20,000,000
10,000	Citigroup Funding, Inc. 0.250%, 9/21/09(d)(e)	9,996,458

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

Other Corporate Obligations (cont’d.)
$25,000	Citigroup Funding, Inc., MTN 0.591%, 7/30/10(b)(d)	$25,000,000
25,000	Goldman Sachs Group, Inc., (The), Gtd. Notes 1.100%, 9/8/09(c)(d)	25,000,000
40,000	Nordea Bank AB, 144A 0.717%, 9/24/09(b)	40,000,000
20,000	Wells Fargo & Co., MTN 0.782%, 9/23/09(b)	20,001,826

		169,979,373

U.S. Government Agency Obligations 6.3%
7,422	Federal Home Loan Mortgage Corp. 0.690%, 9/21/09(e)	7,414,640
40,000	0.641%, 8/24/10(b)	39,991,636
20,000	Federal National Mortgage Association 0.966%, 8/5/10(b)	19,992,985

		67,399,261

Repurchase Agreement 5.8%
61,312	Banc of America Securities, Inc., 0.230%, dated 7/31/09, due 8/3/09 in the amount of $61,313,175 (cost $61,312,000; collateralized by $27,440,637 Citibank N.A., FDIC Gtd. Notes, 1.500%, maturity date 7/12/11, the value of the collateral including interest was $27,522,181; Collateralized by $35,076,024 GMAC LLC, FDIC Gtd. Notes, 2.200%, maturity date 12/19/12, the value of the collateral including accrued interest was $35,016,059)	61,312,000

	Total Investments 103.9% (amortized cost $1,101,082,149)(f)	1,101,082,149
	Liabilities in excess of other assets (3.9%)	(41,797,566)

	Net Assets 100.0%	$1,059,284,583

MTN—Medium Term Note.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Rate quoted represents yield-to-maturity as of purchase date.
(b)	Floating Rate Security. The interest rate shown reflects the rate in effect at July 31, 2009.
(c)	Indicates a security that has been deemed illiquid.
(d)	FDIC-Guaranteed issued under temporary liquidity guarantee program.
(e)	Represents zero coupon bond. Rate shown reflects the effective yield at July 31, 2009.
(f)	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

See Notes to Financial Statements.

MoneyMart Assets, Inc.	11

Portfolio of Investments

as of July 31, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Certificates of Deposit	—	$255,000,511	—
Commerical Paper	—	547,391,004	—
Other Corporate Obligations	—	169,979,373	—
Repurchase Agreement	—	61,312,000	—
U.S. Government Agency Obligations	—	67,399,261	—

		1,101,082,149
Other Financial Instruments*	—	—	—

Total	—	$1,101,082,149	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of July 31, 2008 and July 31, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2009 were as follows:

Commercial Banks	42.5%
Foreign Banks	36.0
Non-Captive Finance	11.4
U.S. Government Agency Obligations	6.3
Asset Backed Securities	5.0
Financial Services	1.3
Telecom	0.9
Consumer	0.5

103.9
Liabilities in excess of other assets	(3.9)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2009	ANNUAL REPORT

MoneyMart Assets, Inc.

Statement of Assets and Liabilities

as of July 31, 2009

Assets
Investments, at amortized cost which approximates market value	$1,101,082,149
Receivable for Fund shares sold	4,330,874
Interest receivable	1,398,439
Prepaid expenses (Note 7)	56,804

Total assets	1,106,868,266

Liabilities
Payable for investments purchased	40,000,511
Payable for Fund shares reacquired	6,252,569
Accrued expenses	699,458
Management fee payable	277,843
Affiliated transfer agent fee payable	133,681
Distribution fee payable	81,086
Deferred directors’ fees	64,586
Payable to custodian	44,747
Dividends payable	29,202

Total liabilities	47,583,683

Net Assets	$1,059,284,583

Net assets were comprised of:
Common stock, at par ($.001 par value; 20 billion shares authorized for issuance)	$1,059,273
Paid-in capital in excess of par	1,058,225,310

Net assets, July 31, 2009	$1,059,284,583

See Notes to Financial Statements.

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Class A
Net asset value, offering price and redemption price per share ($759,703,837 ÷ 759,694,746 shares of common stock issued and outstanding)	$1.00

Class B
Net asset value, offering price and redemption price per share ($72,931,437 ÷ 72,929,299 shares of common stock issued and outstanding)	$1.00

Class C
Net asset value, offering price and redemption price per share ($24,746,725 ÷ 24,746,145 shares of common stock issued and outstanding)	$1.00

Class L
Net asset value, offering price and redemption price per share ($6,254,858 ÷ 6,254,755 shares of common stock issued and outstanding)	$1.00

Class M
Net asset value, offering price and redemption price per share ($8,404,961 ÷ 8,404,960 shares of common stock issued and outstanding)	$1.00

Class X
Net asset value, offering price and redemption price per share ($5,336,741 ÷ 5,336,713 shares of common stock issued and outstanding)	$1.00

Class Z
Net asset value, offering price and redemption price per share ($181,906,024 ÷ 181,906,024 shares of common stock issued and outstanding)	$1.00

See Notes to Financial Statements.

MoneyMart Assets, Inc.	15

Statement of Operations

Year Ended July 31, 2009

Net Investment Income
Income
Interest	$17,664,541

Expenses
Management fee	3,354,034
Distribution fee—Class A	979,360
Distribution fee—Class L	20,555
Distribution fee—Class M	66,547
Distribution fee—Class X	38,991
Transfer agent’s fees and expenses (including affiliated expense of $596,000) (Note 3)	596,000
U.S. Treasury Money Market Fund Guarantee Program fee (Note 7)	366,739
Reports to shareholders	100,000
Custodian’s fees and expenses	90,000
Registration fees	80,000
Legal fees and expenses	30,000
Insurance	23,000
Directors’ fees	20,000
Audit fee	19,000
Miscellaneous	11,327

Total expenses	5,795,553
Less: Management fee waiver (Note 2)	(3,500)
Distribution fee waiver—Class A (Note 2)	(36,017)
Distribution fee waiver—Class L (Note 2)	(10,175)
Distribution fee waiver—Class M (Note 2)	(46,952)
Distribution fee waiver—Class X (Note 2)	(27,925)

Net expenses	5,670,984

Net investment income	11,993,557

Net Realized Gain On Investments
Net realized gain on investment transactions	62,305

Net Increase In Net Assets Resulting From Operations	$12,055,862

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$11,993,557	$34,574,612
Net realized gain on investment transactions	62,305	77,264

Net increase in net assets resulting from operations	12,055,862	34,651,876

Dividends to shareholders (Note 1)
Class A	(8,555,156)	(25,003,689)
Class B	(953,142)	(2,540,527)
Class C	(321,357)	(567,710)
Class L	(13,541)	—
Class M	(20,832)	—
Class X	(11,856)	—
Class Z	(2,179,978)	(6,539,950)

	(12,055,862)	(34,651,876)

Fund share transactions (Note 4) (at $1.00 per share)
Net proceeds from shares sold	1,675,374,155	1,751,125,165
Net asset value of shares issued to shareholders in reinvestment of dividends	11,928,462	34,543,045
Net asset value of shares issued in connection with merger (Note 6)	50,060,780	—
Cost of shares reacquired	(1,699,661,258)	(1,643,316,580)

Net increase in net assets from Fund share transactions	37,702,139	142,351,630

Total increase	37,702,139	142,351,630

Net Assets
Beginning of year	1,021,582,444	879,230,814

End of year	$1,059,284,583	$1,021,582,444

See Notes to Financial Statements.

MoneyMart Assets, Inc.	17

Notes to Financial Statements

MoneyMart Assets, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Directors. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date.

Restricted Securities: The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MoneyMart Assets, Inc.	19

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $50 million and .30 of 1% of the Fund’s average daily net assets in excess of $50 million. The effective management fee rate was .309 of 1% of the average daily net assets for the year ended July 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of .125 of 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, Class L, Class M and Class X shares, respectively. No distribution or service fees are paid to PIMS as distributor of Class B, Class C and Class Z shares of the Fund.

Effective May 6, 2009, in order to support the income yield, PIMS and PI have voluntarily undertaken to waive distribution and service (12b-1) fees of Class A, Class L, Class M and Class X shares and management fees of the Fund, respectively, such that the 1-day income yield (excluding capital gain or loss) does not fall below .10%. The income yield limit was set at .50%, and .25% on December 8, 2008 and March 16, 2009, respectively. The waivers are voluntary and may be modified or

20	Visit our website at www.jennisondryden.com

terminated at any time. Pursuant to this undertaking, during the year ended July 31, 2009, PIMS has waived $36,017, $10,175, $46,952 and $27,925 of Class A’s, Class L’s, Class M’s and Class X’s distribution and service (12b-1) fees, respectively and PI has waived $3,500 of the Fund’s management fees. The Fund is not required to reimburse PIMS and PI for the amounts waived.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket and sub-transfer agent expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker-dealers including fees related to the services of Pruco LLP (“Pruco”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2009, the Fund incurred approximately $243,600 in total networking fees of which approximately $170,400 and $30,700 was paid to Pruco and First Clearing, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class B, C and Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors. There are 20 billion authorized shares of $.001 par value common stock divided into seven classes, which consist of 10 billion Class A, 2.5 billion Class B, 2.5 billion Class C, 1 billion Class L, 1 billion Class M, 1 billion Class X and 2 billion Class Z shares.

MoneyMart Assets, Inc.	21

Notes to Financial Statements

continued

Transactions in shares and dollars of common stock (at $1 net asset value per share) were as follows:

Class A	Shares	Amount
Year ended July 31, 2009:
Shares sold	1,508,960,936	$1,508,962,449
Shares issued in reinvestment of dividends	8,445,151	8,445,157
Shares issued in connection with reorganization (Note 6)	17,875,062	17,875,062
Shares reacquired	(1,532,075,948)	(1,532,075,948)

Net increase (decrease) in shares outstanding before conversion	3,205,201	3,206,720
Shares issued upon conversion from Class M and Class X	4,146,910	4,146,910

Net increase (decrease) in shares outstanding	7,352,111	$7,353,630

Year ended July 31, 2008:
Shares sold	1,604,991,711	$1,604,999,281
Shares issued in reinvestment of dividends	24,998,524	24,998,528
Shares reacquired	(1,524,606,662)	(1,524,606,663)

Net increase (decrease) in shares outstanding	105,383,573	$105,391,146

Class B
Year ended July 31, 2009:
Shares sold	44,660,828	$44,662,571
Shares issued in reinvestment of dividends	901,962	901,962
Shares reacquired	(42,223,049)	(42,223,049)

Net increase (decrease) in shares outstanding	3,339,741	$3,341,484

Year ended July 31, 2008:
Shares sold	33,711,191	$33,711,559
Shares issued in reinvestment of dividends	2,372,559	2,372,587
Shares reacquired	(30,681,829)	(30,681,830)

Net increase (decrease) in shares outstanding	5,401,921	$5,402,316

Class C
Year ended July 31, 2009:
Shares sold	30,604,768	$30,605,088
Shares issued in reinvestment of dividends	299,028	299,028
Shares issued in connection with reorganization (Note 6)	4,983,003	4,983,003
Shares reacquired	(32,493,125)	(32,493,125)

Net increase (decrease) in shares outstanding	3,393,674	$3,393,994

Year ended July 31, 2008:
Shares sold	28,700,102	$28,700,361
Shares issued in reinvestment of dividends	531,085	531,085
Shares reacquired	(21,300,511)	(21,300,511)

Net increase (decrease) in shares outstanding	7,930,676	$7,930,935

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Class L
Period ended July 31, 2009*:
Shares sold	2,123,955	$2,124,059
Shares issued in reinvestment of dividends	13,118	13,117
Shares issued in connection with reorganization (Note 6)	6,783,328	6,783,328
Shares reacquired	(2,665,646)	(2,665,646)

Net increase (decrease) in shares outstanding	6,254,755	$6,254,858

Class M
Period ended July 31, 2009*:
Shares sold	2,383,558	$2,383,559
Shares issued in reinvestment of dividends	19,459	19,459
Shares issued in connection with reorganization (Note 6)	13,301,528	13,301,528
Shares reacquired	(4,370,505)	(4,370,505)

Net increase (decrease) in shares outstanding before conversion	11,334,040	11,334,041
Shares reacquired upon conversion into Class A	(2,929,080)	(2,929,080)

Net increase (decrease) in shares outstanding	8,404,960	$8,404,961

Class X
Period ended July 31, 2009*:
Shares sold	1,952,968	$1,952,996
Shares issued in reinvestment of dividends	11,328	11,328
Shares issued in connection with reorganization (Note 6)	7,117,859	7,117,859
Shares reacquired	(2,527,612)	(2,527,612)

Net increase (decrease) in shares outstanding before conversion	6,554,543	6,554,571
Shares reacquired upon conversion into Class A	(1,217,830)	(1,217,830)

Net increase (decrease) in shares outstanding	5,336,713	$5,336,741

Class Z
Year ended July 31, 2009:
Shares sold	84,683,433	$84,683,433
Shares issued in reinvestment of dividends	2,238,411	2,238,411
Shares reacquired	(83,305,373)	(83,305,373)

Net increase (decrease) in shares outstanding	3,616,471	$3,616,471

Year ended July 31, 2008:
Shares sold	83,713,964	$83,713,964
Shares issued in reinvestment of dividends	6,640,845	6,640,845
Shares reacquired	(66,727,576)	(66,727,576)

Net increase (decrease) in shares outstanding	23,627,233	$23,627,233

*	Commenced offering on October 27, 2008.

Note 5. Distributions and Tax Information

For the year ended July 31, 2009, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $12,055,302 from ordinary income. For

MoneyMart Assets, Inc.	23

Notes to Financial Statements

continued

the year ended July 31, 2008, the tax character of dividends paid was $34,651,876 from ordinary income.

As of July 31, 2009, the accumulated undistributed earnings on a tax basis was $80,566 from ordinary income.

For the year ended July 31, 2009, the Fund utilized approximately $13,000 of capital loss carryforward to offset net taxable gains realized. This capital loss carryforward was assumed by the Fund as a result of an acquisition as described in Note 6.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Reorganization

At the close of business on December 19, 2008, the Fund acquired all of the net assets of Dryden Money Market Fund, a series of Strategic Partners Mutual Funds, Inc., pursuant to a tax-free plan of reorganization approved by the Dryden Money Market Fund shareholders on November 25, 2008. The acquisition was accomplished by a tax-free issue of Class A, Class C, Class L, Class M and Class X shares for the corresponding classes of Dryden Money Market Fund. Class D shareholders of Dryden Money Market Fund received Class A shares of the Fund.

Dryden Money Market Fund		MoneyMart Assets, Inc.
Class	Shares	Class	Shares	Value
A	11,983,673	A	17,875,062	$17,875,062
C	4,981,703	C	4,983,003	4,983,003
D	5,948,710	L	6,783,328	6,783,328
L	6,782,613	M	13,301,528	13,301,528
M	13,336,994	X	7,117,859	7,117,859
X	7,142,761

The aggregate net assets of Dryden Money Market Fund and the Fund immediately before the acquisition were $50,131,632 and $1,072,491,665, respectively.

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The Fund acquired capital loss carryforward from the reorganization with Dryden Money Market Fund of approximately $13,000. The Fund utilized the full capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2009.

Note 7. Other

On October 6, 2008 and December 3, 2008, the Board of Directors approved the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008 and its subsequent extension by the Treasury through April 30, 2009 and September 18, 2009, respectively. The Program expired on September 18, 2009.

The Fund is responsible for payment of fees required to participate in the Program which would not be subject to any waivers or expense limitation in effect for the Fund, if any. The participation fee paid for the initial three-month term of the Program and the extension was 0.01% and 0.015%, respectively, of the net asset value of the Fund as of September 19, 2008. A portion of this fee is included in prepaid expenses on the Statement of Assets and Liabilities.

As a requirement of participation in the Program, the Fund has agreed to be liquidated if its net asset value declines to below $0.995 (a “Guarantee Event”) if such Guarantee Event is not cured as specified in the Program. The Program’s guarantee, subject to certain conditions, only applies to the lesser of the number of shares held by an investor as of the close of business on September 19, 2008 or the number of shares owned when a Guarantee Event occurs.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Effective September 1, 2009, in order to support the income yield, PIMS and PI have voluntarily undertaken to waive distribution and service (12b-1) fees of Class A, Class L, Class M and Class X shares and management fees of the Fund, respectively, such that 1-day income yield (excluding capital gain or loss) does not fall below .05%.

MoneyMart Assets, Inc.	25

Notes to Financial Statements

continued

Note 9. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

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Financial Highlights

JULY 31, 2009	ANNUAL REPORT

MoneyMart Assets, Inc.

Financial Highlights

	Class A
	Year Ended July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.011
Dividends to shareholders	(.011)

Net asset value, end of period	$1.000

Total Return(b):	1.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$759,704
Average net assets (000)	$783,488
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.55	%(d)
Expenses, excluding distribution and service (12b-1) fees	.43%
Net investment income	1.09	%(d)

(a)	For the seven-month period ended July 31, 2007. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of management fee and distribution and service (12b-1) fees waiver. If the investment manager had not waived expenses, the expense ratio including distribution and service (12b-1) fees and the net investment income ratio would have been .56% and 1.08%, respectively for the year ended July 31, 2009.
(e)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the year ended July 31, 2009.

See Notes to Financial Statements.

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Class A
Year Ended July 31, 2008	Seven-Month Period Ended July 31, 2007(a)		Year Ended December 31,
			2006	2005	2004

$1.000	$1.000		$1.000	$1.000	$1.000

.037	.028		.044	.025	.007
(.037)	(.028)		(.044)	(.025)	(.007)

$1.000	$1.000		$1.000	$1.000	$1.000

3.79%	2.74%		4.46%	2.58%	.70%

$752,350	$646,959		$652,403	$698,040	$890,637
$698,827	$640,915		$651,453	$786,418	$2,823,600

.54%	.58	%(c)	.68%	.80%	.71%
.42%	.45	%(c)	.56%	.67%	.58%
3.57%	4.84	%(c)	4.38%	2.46%	.54%

See Notes to Financial Statements.

MoneyMart Assets, Inc.	29

Financial Highlights

continued

Class B
Year Ended July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.012
Dividends to shareholders	(.012)

Net asset value, end of period	$1.000

Total Return(c):	1.22%
Ratios/Supplemental Data:
Net assets, end of period (000)	$72,931
Average net assets (000)	$78,763
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.43%
Expenses, excluding distribution and service (12b-1) fees	.43%
Net investment income	1.20%

(a)	For the seven-month period ended July 31, 2007. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 2007.
(b)	Commencement of offering.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.
(e)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the year ended July 31, 2009.

See Notes to Financial Statements.

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Class B
Year Ended July 31, 2008	Seven-Month Period Ended July 31, 2007(a)		Year Ended December 31, 2006	March 11, 2005(b) through December 31, 2005

$1.000	$1.000		$1.000	$1.000

.038	.029		.045	.023
(.038)	(.029)		(.045)	(.023)

$1.000	$1.000		$1.000	$1.000

3.92%	2.81%		4.59%	2.37%

$69,590	$64,188		$70,962	$83,891
$67,467	$67,491		$76,873	$90,153

.42%	.45	%(d)	.56%	.65	%(d)
.42%	.45	%(d)	.56%	.65	%(d)
3.76%	4.97	%(d)	4.51%	2.84	%(d)

See Notes to Financial Statements.

MoneyMart Assets, Inc.	31

Financial Highlights

continued

Class C
Year Ended July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.012
Dividends to shareholders	(.012)

Net asset value, end of period	$1.000

Total Return(c):	1.22%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,747
Average net assets (000)	$27,653
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.43%
Expenses, excluding distribution and service (12b-1) fees	.43%
Net investment income	1.16%

(a)	For the seven-month period ended July 31, 2007. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 2007.
(b)	Commencement of offering.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.
(e)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the year ended July 31, 2009.

See Notes to Financial Statements.

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Class C
Year Ended July 31, 2008	Seven-Month Period Ended July 31, 2007(a)		Year Ended December 31, 2006	March 11, 2005(b) through December 31, 2005

$1.000	$1.000		$1.000	$1.000

.038	.029		.045	.023
(.038)	(.029)		(.045)	(.023)

$1.000	$1.000		$1.000	$1.000

3.92%	2.81%		4.59%	2.37%

$21,353	$13,422		$12,373	$10,882
$15,596	$12,867		$13,294	$12,218

.42%	.45	%(d)	.56%	.65	%(d)
.42%	.45	%(d)	.56%	.65	%(d)
3.63%	4.97	%(d)	4.56%	2.87	%(d)

See Notes to Financial Statements.

MoneyMart Assets, Inc.	33

Financial Highlights

continued

	Class L
	October 27, 2008(a) through July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.004
Dividends to shareholders	(.004)

Net asset value, end of period	$1.000

Total Return(b):	.45%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,255
Average net assets (000)	$5,397
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.68	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.43	%(c)
Net investment income	.33	%(c)(d)

(a)	Commencement of offering.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of management fee and distribution and service (12b-1) fees waiver. If the investment manager had not waived expenses, the expense ratio including distribution and service (12b-1) fees and the net investment income ratio would have been .93% and .08%, respectively for the period ended July 31, 2009.
(e)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the period ended July 31, 2009.

See Notes to Financial Statements.

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	Class M
	October 27, 2008(a) through July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.004
Dividends to shareholders	(.004)

Net asset value, end of period	$1.000

Total Return(b):	.39%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,405
Average net assets (000)	$8,737
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.72	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.43	%(c)
Net investment income	.31	%(c)(d)

(a)	Commencement of offering.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of management fee and distribution and service (12b-1) fees waiver. If the investment manager had not waived expenses, the expense ratio including distribution and service (12b-1) fees and the net investment loss ratio would have been 1.43% and (.40)%, respectively for the period ended July 31, 2009.
(e)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the period ended July 31, 2009.

See Notes to Financial Statements.

MoneyMart Assets, Inc.	35

Financial Highlights

continued

	Class X
	October 27, 2008(a) through July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.004
Dividends to shareholders	(.004)

Net asset value, end of period	$1.000

Total Return(b):	.39%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,337
Average net assets (000)	$5,119
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.71	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.43	%(c)
Net investment income	.30	%(c)(d)

(a)	Commencement of offering.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of management fee and distribution and service (12b-1) fees waiver. If the investment manager had not waived expenses, the expense ratio including distribution and service (12b-1) fees and the net investment loss ratio would have been 1.43% and (.42)%, respectively for the period ended July 31, 2009.
(e)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the period ended July 31, 2009.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended July 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.000

Income from investment operations:
Net investment income and net realized gains	.012
Dividends to shareholders	(.012)

Net asset value, end of period	$1.000

Total Return(b):	1.22%
Ratios/Supplemental Data:
Net assets, end of period (000)	$181,906
Average net assets (000)	$180,110
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.43%
Expenses, excluding distribution and service (12b-1) fees	.43%
Net investment income	1.20%

(a)	For the seven-month period ended July 31, 2007. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Includes .03% of the U.S. Treasury Money Market Fund Guarantee Program fee for the year ended July 31, 2009.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended July 31, 2008	Seven-Month Period Ended July 31, 2007(a)		Year Ended December 31,
			2006	2005	2004

$1.000	$1.000		$1.000	$1.000	$1.000

.038	.029		.045	.027	.008
(.038)	(.029)		(.045)	(.027)	(.008)

$1.000	$1.000		$1.000	$1.000	$1.000

3.92%	2.81%		4.59%	2.70%	.82%

$178,289	$154,662		$150,156	$187,925	$192,613
$173,762	$150,056		$178,667	$187,379	$188,931

.42%	.45	%(c)	.56%	.67%	.58%
.42%	.45	%(c)	.56%	.67%	.58%
3.76%	4.97	%(c)	4.43%	2.64%	.83%

See Notes to Financial Statements.

MoneyMart Assets, Inc.	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

MoneyMart Assets, Inc.:

We have audited the accompanying statement of assets and liabilities of MoneyMart Assets, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended July 31, 2009, for the period January 1, 2007 to July 31, 2007 and for each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended July 31, 2009, for the period January 1, 2007 to July 31, 2007 and for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

40	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (July 31, 2009) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2009, the Fund paid ordinary income dividends for Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of $.011, $.012, $.012, $.004, $.004, $.004 and $.012 per share, respectively, which are taxable as such.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 4.37% of the dividends paid by the Fund qualifies for such deduction.

For the year ended July 31, 2009, the Fund designates the maximum amount allowable but not less than 98.71% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

MoneyMart Assets, Inc.	41

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 - 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

MoneyMart Assets, Inc.

[1]	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2008; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 1996; Douglas H. McCorkindale, 2008; Stephen P. Munn, 2008; Richard A. Redeker, 2008; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Judy A. Rice, Director since 2008 and President since 2003.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1995; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

MoneyMart Assets, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of MoneyMart Assets, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund, and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2008 with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

MoneyMart Assets, Inc.

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail Money Market Funds Peer Universe) was in the second quartile over the one-, three-, five- and ten- year periods. The Board also noted that the Fund outperformed its benchmark index median over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the Expense Group’s second quartile.

The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

MoneyMart Assets, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E. A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, MoneyMart Assets, Inc., Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

MoneyMart Assets, Inc.
Share Class	A	B	C	L	M	X	Z
NASDAQ	PBMXX	MJBXX	MJCXX	N/A	N/A	N/A	PMZXX
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MF108E    0161110-00001-00

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2009 and July 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,244 and $19,244, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended July 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $10,000 for professional services rendered in connection with a registration statement update and $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended July 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MoneyMart Assets, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs Secretary

Date	September 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	September 23, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	September 23, 2009

*	Print the name and title of each signing officer under his or her signature.